                                                                    Exhibit 10.3

--------------------------------------------------------------------------------



                                   NILT TRUST,
                         as Grantor and UTI Beneficiary,

                      NISSAN MOTOR ACCEPTANCE CORPORATION,
                                  as Servicer,

                                   NILT, INC.,
                                   as Trustee,

                            WILMINGTON TRUST COMPANY,
                              as Delaware Trustee,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                                 as Trust Agent

                            -------------------------

                                   2005-A SUBI
                                   SUPPLEMENT

                          Dated as of __________, 2005

                            -------------------------




ARTICLE ELEVEN            DEFINITIONS.......................................................................2

    Section 11.01         Definitions.......................................................................2

    Section 11.02         Interpretive Provisions...........................................................2

    Section 11.03         Rights in Respect of the 2005-A SUBI..............................................3

ARTICLE TWELVE            CREATION OF THE 2005-A SUBI.......................................................3

    Section 12.01         Creation of 2005-A SUBI Assets and the 2005-A SUBI................................3

    Section 12.02         Transfer of 2005-A SUBI Interests.................................................3

    Section 12.03         Issuance and Form of 2005-A SUBI Certificate......................................4

    Section 12.04         Actions and Filings...............................................................6

    Section 12.05         Termination of the 2005-A SUBI....................................................6

    Section 12.06         Representations and Warranties of Trustee.........................................7

    Section 12.07         Transfer and Assignment of Certificates...........................................7

ARTICLE THIRTEEN          2005-A SUBI PLEDGE................................................................7

    Section 13.01         Registration of the 2005-A SUBI Pledge............................................7

ARTICLE FOURTEEN          2005-A SUBI ACCOUNTS..............................................................7

    Section 14.01         2005-A SUBI Collection Account....................................................8

    Section 14.02         2005-A Reserve Account............................................................8

    Section 14.03         Investment of Monies in 2005-A SUBI Accounts......................................8

    Section 14.04         No Residual Value Surplus Account or Payahead Account.............................8

ARTICLE FIFTEEN           MISCELLANEOUS PROVISIONS..........................................................8

    Section 15.01         Amendment.........................................................................8

    Section 15.02         Governing Law....................................................................10

    Section 15.03         Notices..........................................................................10

    Section 15.04         Severability of Provisions.......................................................10

    Section 15.05         Effect of Supplement on Titling Trust Agreement..................................10

    Section 15.06         No Petition......................................................................11

EXHIBITS
    Exhibit A  -  Schedule of 2005-A Leases and 2005-A Leased Vehicles................................... A-1

    Exhibit B  -  Form of 2005-A SUBI Certificate........................................................ B-1


                             2005-A SUBI SUPPLEMENT

         This 2005-A SUBI Supplement, dated as of __________, 2005 (as amended, supplemented or otherwise modified from time to time, this "2005-A SUBI Supplement"), is among NILT Trust, a Delaware statutory trust ("NILT Trust"), as grantor and initial beneficiary (in such capacity, the "Grantor" and the "UTI Beneficiary," respectively), Nissan Motor Acceptance Corporation, a California corporation ("NMAC"), as servicer (in such capacity, the "Servicer"), NILT, Inc., a Delaware corporation, as trustee (the "Trustee"), Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee"), and U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (in such capacity, the "Trust Agent").

                                    RECITALS

         A. Pursuant to the Amended and Restated Trust and Servicing Agreement, dated as of August 26, 1998 (the "Titling Trust Agreement"), among the parties hereto, Nissan-Infiniti LT, a Delaware statutory trust (the "Titling Trust"), was formed to take assignments and conveyances of and hold in trust various assets (the "Trust Assets");

         B. The UTI Beneficiary, the Servicer and the Titling Trust have entered into the SUBI Servicing Agreement, dated as of March 1, 1999 (the "Basic Servicing Agreement"), which provides for, among other things, the servicing of the Trust Assets by the Servicer;

         C. Pursuant to the Titling Trust Agreement, from time to time the Trustee, on behalf of the Titling Trust and at the direction of the UTI Beneficiary, will identify and allocate on the books and records of the Titling Trust certain Trust Assets and create and issue one or more special units of beneficial interest (each, a "SUBI"), the beneficiaries of which generally will be entitled to the net cash flows arising from the corresponding Trust Assets;

         D. The parties hereto desire to supplement the Titling Trust Agreement (as so supplemented by this 2005-A SUBI Supplement, the "SUBI Trust Agreement") to create a SUBI (the "2005-A SUBI");

         E. The parties hereto desire to identify and allocate to the 2005-A SUBI a separate portfolio of Trust Assets consisting of leases (the "2005-A Leases"), the vehicles that are leased under the 2005-A Leases (the "2005-A Vehicles"), and certain other related assets;

         F. The parties hereto also desire to issue to NILT Trust a certificate evidencing a 100% beneficial interest in the 2005-A SUBI (the "2005-A SUBI Certificate").

         G. NILT Trust will transfer the 2005-A SUBI Certificate to Nissan Auto Leasing LLC II ("NALL II") pursuant to the SUBI Certificate Transfer Agreement, dated as of __________, 2005 (the "SUBI Certificate Transfer Agreement"), between NILT Trust and NALL II. NALL II will further transfer the 2005-A SUBI Certificate to Nissan Auto Lease Trust 2005-A (the "Trust") pursuant to the Trust SUBI Certificate Transfer Agreement, dated as of __________, 2005 (the "Trust SUBI Certificate Transfer Agreement"), between NALL II, as transferor (the "Transferor") and the Trust, as transferee.

         H. Pursuant to the Indenture, dated as of __________, 2005 (the "Indenture"), between the Trust, as issuer (the "Issuer"), and U.S. Bank, as Indenture Trustee (the "Indenture Trustee"), the Issuer will (i) issue $219,700,000 aggregate principal amount of ____% Asset Backed Notes, Class A-1 (the "Class A-1 Notes"), $242,000,000 aggregate principal amount of ____% Asset Backed Notes, Class A-2 (the "Class A-2 Notes"), $445,000,000 aggregate principal amount of ____% Asset Backed Notes, Class A-3 (the "Class A-3 Notes"), $488,700,000 aggregate principal amount of Floating Rate Asset Backed Notes, Class A-4 (the "Class A-4 Notes," and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes"); and (ii) pledge the 2005-A SUBI Certificate to the Indenture Trustee for the benefit of the holders of the Notes.

         I. The parties hereto also desire to register a pledge of the 2005-A SUBI Certificate to the Indenture Trustee for the benefit of the holders of the Notes.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE ELEVEN
                                  DEFINITIONS

         Section 11.01 Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement of Definitions, dated as of __________, 2005, by and among the Issuer, NILT Trust, as Grantor and UTI Beneficiary, the Titling Trust, NMAC, in its individual capacity, as Servicer and as administrative agent (in such capacity, the "Administrative Agent"), NALL II, NILT, Inc., as Trustee, Wilmington Trust Company, as Delaware Trustee and owner trustee (in such capacity, the "Owner Trustee") and U.S. Bank, as Trust Agent and Indenture Trustee.

         Section 11.02 Interpretive Provisions. For all purposes of this 2005-A SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to this 2005-A SUBI Supplement include all Exhibits hereto, (iii) references to words such as "herein," "hereof" and the like shall refer to this 2005-A SUBI Supplement as a whole and not to any particular part, Article, or Section herein, (iv) references to an Article or Section such as "Article Twelve" or "Section 12.01" shall refer to the applicable Article or Section of this 2005-A SUBI Supplement,
(v) the term "include" and all variations thereof shall mean "include without limitation," (vi) the term "or" shall include "and/or" and (vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

         Any reference in this 2005-A SUBI Supplement to any agreement means such agreement as it may be amended, restated, supplemented (only to the extent such agreement as supplemented relates to the Notes), or otherwise modified from time to time. Any reference in this 2005-A SUBI Supplement to any law, statute, regulation, rule, or other legislative action shall mean such law, statute, regulation, rule, or other legislative action as amended, supplemented, or otherwise modified from time to time, and shall include any rule or regulation promulgated thereunder. Any reference in this 2005-A SUBI Supplement to a Person shall include the successor or permitted assignee of such Person.

         Section 11.03 Rights in Respect of the 2005-A SUBI. Each Holder and Registered Pledgee of the 2005-A SUBI Certificate (including the Trust) is a third-party beneficiary of the SUBI Trust Agreement insofar as the Titling Trust Agreement and this 2005-A SUBI Supplement apply to the 2005-A SUBI, the Holders of the 2005-A SUBI Certificate, and the Registered Pledgees of the 2005-A SUBI Certificate. Therefore, to that extent, references in the SUBI Trust Agreement to the ability of a "Holder," "Related Beneficiary," or a "Registered Pledgee" of a SUBI Certificate to take any action shall be deemed to refer to the Trust acting at its own instigation or upon the instruction of the requisite voting percentage of holders of Securities or Rated Securities, as specified in the Indenture or the Trust Agreement, as applicable.

                                 ARTICLE TWELVE
                          CREATION OF THE 2005-A SUBI

         Section 12.01 Creation of 2005-A SUBI Assets and the 2005-A SUBI.

         (a) Pursuant to Section 3.01(a) of the Titling Trust Agreement, the UTI Beneficiary directs the Trustee to create, and the Trustee hereby creates, one Sub-Trust which shall be known as the "2005-A SUBI". The 2005-A SUBI shall represent a special unit of beneficial interest solely in the 2005-A SUBI Assets.

         (b) Pursuant to Section 3.01(a) of the Titling Trust Agreement, the UTI Beneficiary hereby directs the Trustee to identify and allocate or to cause to be identified and allocated to the 2005-A SUBI on the books and records of the Titling Trust a separate Sub-Trust of Trust Assets consisting of 2005-A Eligible Leases and the related Leased Vehicles and other associated Trust Assets owned by the Titling Trust and not allocated to any Other SUBI or reserved for allocation to any Other SUBI (or owned or acquired by the Trustee on behalf of the Titling Trust but not yet allocated to, or reserved for allocation to, any specific Sub-Trust). Such Trust Assets (the "2005-A SUBI Assets") shall be accounted for and held in trust independently from all other Trust Assets within the Titling Trust. Based upon their identification and allocation by the Servicer pursuant to the 2005-A Servicing Supplement, the Trustee hereby identifies and allocates as 2005-A SUBI Assets the 2005-A Leases and 2005-A Vehicles more particularly described on the Schedule of 2005-A Leases and 2005-A Vehicles and the related Trust Assets described above, each such 2005-A SUBI Asset to be identified on the books and accounts of the Titling Trust as being allocated to the 2005-A SUBI.

         (c) The Titling Trust is hereby granted the power and authority and is authorized, and the Trustee is authorized on behalf of the Titling Trust, to execute, deliver and perform its obligations under the Basic Documents.

         Section 12.02 Transfer of 2005-A SUBI Interests.

         (a) Interests in the 2005-A SUBI may not be transferred or assigned by the UTI Beneficiary, and any such purported transfer or assignment shall be deemed null, void, and of no effect herewith; provided, however, that the 2005-A SUBI Certificate and the interests in the 2005-A SUBI represented thereby may be
(i) sold to the Transferor pursuant to the SUBI Certificate Transfer Agreement,
(ii) sold, transferred and assigned by the Transferor absolutely, or transferred and assigned or a security interest therein granted, in connection with a Securitized Financing, (iii) transferred to the Indenture Trustee or any subsequent Registered Pledgee to itself or any other Person following the occurrence of an Event of Default (which has not been rescinded) or any similar term in any subsequent Securitized Financing secured by the 2005-A SUBI Certificate or any interest therein and (iv) transferred to each direct or indirect permitted transferee of the Indenture Trustee or such subsequent Registered Pledgee, in each case in the circumstances contemplated in, and subject to the conditions set forth in, Section 3.04(b) of the Titling Trust Agreement. Each such transfer shall be registrable upon surrender of the 2005-A SUBI Certificate to be transferred for registration of the transfer at the corporate trust office of the Trustee (or the Trust Agent, if applicable), accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, and thereupon a new 2005-A SUBI Certificate of a like aggregate fractional undivided interest will be issued to the designated permitted transferee.

         (b) For any transfer of the 2005-A SUBI Certificate or an interest therein to be effective, on or prior to the date of any absolute sale, transfer, or assignment, the related transferee must execute and deliver to the Trustee the non-petition covenant and the agreement required pursuant to Section 3.04(b) of the Titling Trust Agreement.

         (c) The 2005-A SUBI Certificate (or any interest therein) may not be acquired by or on behalf of (i) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not subject to Title I of ERISA, (ii) a "plan" as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or (iii) any entity deemed to hold the plan assets of any of the foregoing.

         (d) Notwithstanding any other provision herein, no transfer or assignment of an interest in the 2005-A SUBI will be valid, and any such purported transfer or assignment shall be deemed null, void, and of no effect herewith, unless the purported transferee first shall have certified in writing to the Trustee that, for U.S. federal income tax purposes, the transferee is not a partnership, S Corporation, or grantor trust having more than one beneficial owner or having a single beneficial owner that is a partnership or S Corporation.

         Section 12.03 Issuance and Form of 2005-A SUBI Certificate.

         (a) The 2005-A SUBI shall be represented by a 2005-A SUBI Certificate that shall represent a 100% beneficial interest in the 2005-A SUBI and the 2005-A SUBI Assets, as further set forth herein. The 2005-A SUBI Certificate shall, upon transfer to the Trust, be registered in the name of the Trust, representing the beneficial interest in the 2005-A SUBI Assets allocated from the UTI. The Trustee shall register a pledge of the 2005-A SUBI Certificate in favor of the Indenture Trustee (for the benefit of the holders of the Notes), as provided in Article Thirteen, and shall deliver the 2005-A SUBI Certificate to the Indenture Trustee. The 2005-A SUBI Certificate shall be substantially in the form of Exhibit B attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this 2005-A SUBI Supplement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Titling Trust Agreement, be directed by the UTI Beneficiary. Any portion of any 2005-A SUBI Certificate may be set forth on the reverse thereof, in which case the following reference to the portion of the text on the reverse shall be inserted on the face thereof, in relative proximity to and prior to the signature of the Trustee executing such 2005-A SUBI Certificate:

         Reference is hereby made to the further provisions of this certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

         In addition, the 2005-A SUBI Certificate will bear a legend to the following effect:

         THIS 2005-A SUBI CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS 2005-A SUBI CERTIFICATE, AGREES THAT THIS 2005-A SUBI CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, INCLUDING PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS.

         THIS 2005-A SUBI CERTIFICATE (OR ANY INTEREST HEREIN) MAY NOT BE ACQUIRED BY OR ON BEHALF OF (I) AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, (II) A "PLAN" AS DEFINED IN SECTION 4975 OF INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(III) ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING.

         The 2005-A SUBI Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied, or otherwise produced or may be produced in any other manner as may, consistently herewith and with the Titling Trust Agreement, be determined by the UTI Beneficiary. The 2005-A SUBI Certificate and the interest in the 2005-A SUBI evidenced thereby shall constitute a "security" within the meaning of Section 8-102(a)(15) of the UCC and a "certificated security" within the meaning of Section 8-102(a)(4) of the UCC.

         (b) If (i) the 2005-A SUBI Certificate is mutilated and surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss, or theft of the 2005-A SUBI Certificate and (ii) there is delivered to the Trustee such security or indemnity as may reasonably be required by it to hold the Trust and the Trustee, as applicable, harmless, then the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen 2005-A SUBI Certificate, a replacement 2005-A SUBI Certificate. Every 2005-A SUBI Certificate issued pursuant to this
Section 12.03(b) in replacement of any mutilated, destroyed, lost, or stolen 2005-A SUBI Certificate shall constitute an original additional contractual obligation of the Trust, whether or not the mutilated, destroyed, lost, or stolen 2005-A SUBI Certificate shall be at any time enforceable by anyone and shall be entitled to all of the benefits of the SUBI Trust Agreement equally and proportionately with any and all other 2005-A SUBI Certificates duly issued hereunder. The provisions of this Section 12.03(b) are exclusive and preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost, or stolen 2005-A SUBI Certificates.

         Section 12.04 Actions and Filings. Each of the UTI Beneficiary and the Trustee shall undertake all other and future actions and activities as may be deemed reasonably necessary by the Servicer pursuant to the Servicing Agreement to perfect (or evidence) and confirm the foregoing allocations of Trust Assets to the 2005-A SUBI, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer or the Registered Pledgee hereunder or under any other Basic Document. The UTI Beneficiary hereby irrevocably makes and appoints each of the Trustee and the Servicer, and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the UTI Beneficiary (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the UTI Beneficiary any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section.

         Section 12.05 Termination of the 2005-A SUBI.

         (a) In connection with any purchase by the Servicer of the corpus of the Trust pursuant to Article Nine of the Trust Agreement, the succession of the Servicer to the interest in the 2005-A SUBI represented by the 2005-A SUBI Certificate, or should all of the interest in the 2005-A SUBI thereafter be held by the UTI Beneficiary or the Holders of the UTI Certificates, whether by transfer, sale, or otherwise, then upon the direction of such Holders, the 2005-A SUBI shall be terminated, the 2005-A SUBI Certificate shall be returned to the Trustee and canceled, and the Servicer shall reallocate all 2005-A SUBI Assets to the UTI.

         (b) So long as the Notes are Outstanding, the 2005-A SUBI shall not be dissolved unless (a) required by law or (b) at the direction of the Holder of the 2005-A SUBI Certificate (but only with the consent of the Registered Pledgee); provided, however, that upon the sale of the Owner Trust Estate pursuant to Section 5.04 of the Indenture, this 2005-A SUBI Supplement shall terminate and the 2005-A SUBI shall be terminated; provided further, that such termination shall affect the Titling Trust only insofar as such termination relates to the 2005-A SUBI. Such termination shall not entitle the legal representatives of the 2005-A SUBI or any Holder of a 2005-A SUBI Certificate to take any action for a partition or winding up of the Titling Trust or any Trust Assets except with respect to the 2005-A SUBI Assets and the rights, obligations and Liabilities of the parties hereto shall not otherwise be affected. In connection with the sale of the Owner Trust Estate pursuant to Section 5.04 of the Indenture, the Registered Pledgee shall have the right to direct the Holder of the 2005-A SUBI Certificate to dissolve the 2005-A SUBI in accordance with the provisions of the Indenture, and the 2005-A SUBI Assets shall be distributed out of the Titling Trust at the direction of the Holder of the 2005-A SUBI Certificate acting in accordance with instructions from the Registered Pledgee and the purchaser shall take delivery of such 2005-A SUBI Assets. The Trustee and the other parties hereto shall cooperate with the Owner Trustee or the Trustee, as applicable, to cause the related 2005-A Vehicles to be retitled as directed by the purchaser. The proceeds of such sale shall be distributed in the following amounts and priority:

               (i) to the Indenture Trustee, all amounts required to be paid under Section 6.07 of the Indenture, or to the Owner Trustee, all amounts required to be paid under Section 8.01 of the Trust Agreement, as the case may be;

               (ii)  to the Servicer, any Payment Date Advance Reimbursement;

               (iii) to the Servicer, amounts due in respect of unpaid Servicing Fees; and

               (iv) to the Certificate Distribution Account (or, if the Lien of the Indenture is outstanding, the Note Distribution Account) to be distributed pursuant to Section 5.04(b) of the Indenture.

         Section 12.06 Representations and Warranties of Trustee. The Trustee hereby reaffirms, as of the Cutoff Date, the representations, warranties and covenants set forth in Section 5.12 of the Titling Trust Agreement, on which the Grantor and UTI Beneficiary, each of its permitted assignees, and each Holder or Related Beneficiary of a 2005-A SUBI Certificate (and beneficial owner of any portion thereof, including the Trust and the Trust Certificateholders) may rely. For purposes of this Section, any reference in Section 5.12 of the Titling Trust Agreement to the Titling Trust Agreement shall be deemed to constitute references to the SUBI Trust Agreement.

         Section 12.07 Transfer and Assignment of Certificates. For purposes of the SUBI Trust Agreement, the third sentence of Section 3.04(b) of the Titling Trust Agreement is hereby amended to read as follows:

         Notwithstanding the foregoing, prior to becoming the Registered Pledgee or Holder of a SUBI Certificate or otherwise becoming entitled to distributions or any other rights hereunder, the related transferee, assignee, or pledgee in each case must (i) give a non-petition covenant substantially similar to that set forth in Section 8.08 of the Titling Trust Agreement and (ii) execute an agreement in favor of each Holder from time to time of a UTI Certificate and any certificate evidencing an Other SUBI to release all Claims to the UTI Assets and the related Other SUBI Assets, respectively, and, if such release is not given effect, to subordinate fully all Claims it may be deemed to have against the UTI Assets as defined in the Titling Trust Agreement or such Other SUBI Assets, as the case may be.

         For so long as the 2005-A SUBI Certificate remains outstanding, each Supplement shall contain a similar amendment with respect to such Section.

                                ARTICLE THIRTEEN
                               2005-A SUBI PLEDGE

         Section 13.01 Registration of the 2005-A SUBI Pledge. The parties hereto hereby acknowledge the Trust's pledge, assignment, and grant to the Indenture Trustee, for the benefit of the holders of the Notes, under the Indenture of a security interest in the 2005-A SUBI

Certificate together with all rights appurtenant thereto and proceeds thereof, to secure the Notes. The Trustee hereby acknowledges such pledge, assignment, and grant of security interest, and the Trustee agrees to cause the Indenture Trustee to be listed in the Certificate Register as the Registered Pledgee of the 2005-A SUBI Certificate. The Trust has caused the Trustee to deliver the 2005-A SUBI Certificate to the Indenture Trustee, as Registered Pledgee, who shall have the rights with respect thereto described herein and in the Indenture.

                                ARTICLE FOURTEEN
                              2005-A SUBI ACCOUNTS

         Section 14.01 2005-A SUBI Collection Account.

         (a) With respect to the 2005-A SUBI, the Trustee, at the direction of the Servicer, shall on or prior to the Closing Date establish, and the Trust Agent shall maintain, in the name of the Trustee, for the exclusive benefit of the holders of interests in the 2005-A SUBI, the 2005-A SUBI Collection Account, which account shall constitute a SUBI Collection Account. The 2005-A SUBI Collection Account initially shall be established with U.S. Bank, as Trust Agent, so long as the Trust Agent has the Required Deposit Rating. If the Trust Agent at any time does not have the Required Deposit Rating, the Servicer shall, with the assistance of the Trust Agent, as necessary, cause such 2005-A SUBI Collection Account to be moved as described in Section 4.02(a) of the Titling Trust Agreement. The 2005-A SUBI Collection Account shall relate solely to the 2005-A SUBI and the 2005-A SUBI Assets, and funds therein shall not be commingled with any other monies, except as otherwise provided for in, or contemplated by, the SUBI Trust Agreement or in the Servicing Agreement. All deposits into the 2005-A SUBI Collection Account shall be made as described in the Servicing Agreement.

         (b) On each Deposit Date and Payment Date, pursuant to the instructions from the Servicer, the Trustee (acting through the Trust Agent) shall make deposits and withdrawals from the 2005-A SUBI Collection Account as set forth in the 2005-A Servicing Supplement.

         (c) Any transfer of funds to a Holder of a 2005-A SUBI Certificate shall be made as directed pursuant to the Basic Documents.

         Section 14.02 2005-A Reserve Account.

         (a) Pursuant to Section 5.01(b) of the Trust Agreement, the Servicer, on behalf of the Trust, shall on or prior to the Closing Date establish and maintain the Reserve Account (i) with the Indenture Trustee, until the Outstanding Amount is reduced to zero, and (ii) thereafter with the Owner Trustee. Deposits to and withdrawals from the Reserve Account shall be made as directed pursuant to the Basic Documents, including Section 8.04(b) of the Indenture, Section 10.01 of the Indenture, Section 8.04 of the Servicing Agreement and Section 14.03 of this 2005-A SUBI Supplement.

         Section 14.03 Investment of Monies in 2005-A SUBI Accounts. All amounts held in the 2005-A SUBI Collection Account and the Reserve Account shall be invested in Permitted Investments in accordance with Section 4.02(a) of the Titling Trust Agreement. Any investment earnings on the 2005-A SUBI Collection Account and the Reserve Account will be taxable to the Transferor.

         Section 14.04 No Residual Value Surplus Account or Payahead Account. The parties hereby acknowledge that there shall be no Residual Value Surplus Account or Payahead Account (as defined in the Titling Trust Agreement).

                                ARTICLE FIFTEEN
                            MISCELLANEOUS PROVISIONS

Section 15.01     Amendment.

         (a) Notwithstanding any provision of the Titling Trust Agreement, the Titling Trust Agreement, as supplemented by this 2005-A SUBI Supplement, to the extent that it relates solely to the 2005-A SUBI, may be amended in accordance with this Section 15.01.

         (b) Any term or provision of this 2005-A SUBI Supplement may be amended by the parties hereto, without the consent of any other Person; provided that
(i) either (A) any amendment that materially and adversely affects the interests of the Noteholders shall require the consent of Noteholders evidencing not less than a Majority Interest of the Notes voting together as a single class or (B) such amendment shall not, as evidenced by an Officer's Certificate of the Servicer delivered to the Indenture Trustee, materially and adversely affect the interests of the Noteholders and (ii) any amendment adversely affects the interests of the Cap Provider, the Trust Certificateholder, the Indenture Trustee or the Owner Trustee shall require the prior written consent of each Persons whose interests are adversely affected. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders if the Rating Agency Condition is satisfied with respect to such amendment and the Officer's Certificate described in the preceding sentence is provided to the Indenture Trustee. The consent of the Cap Provider, the Trust Certificateholder, or the Owner Trustee shall be deemed to have been given if the Servicer does not receive a written objection from such Person within 10 Business Days after a written request for such consent shall have been given. The Indenture Trustee may, but shall not be obliged to, enter into or consent to any such amendment that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Agreement or otherwise.

         (c) Notwithstanding the foregoing, no amendment shall (i) reduce the interest rate or principal amount of any Note, or change the due date of any installment of principal of or interest in any Note or the Redemption Price with respect thereto, without the consent of the Holder of such Note, or (ii) reduce the Outstanding Amount, the Holders of which are required to consent to any matter without the consent of the Holders of at least a Majority Interest of the Notes which were required to consent to such matter before giving effect to such amendment.

         (d) Notwithstanding anything herein to the contrary, any term or provision of this 2005-A SUBI Supplement may be amended by the parties hereto without the consent of any of the Noteholders or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment under or with respect to any law or regulation or any accounting rule or principle (whether now or in the future in effect); it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied and the Officer's Certificate described in
Section 15.01(b)(i)(B) is delivered to the Indenture Trustee.

         (e) It shall not be necessary for the consent of any Person pursuant to this Section for such Person to approve the particular form of any proposed amendment, but it shall be sufficient if such Person consents to the substance thereof.

         (f) Not less than 15 days prior to the execution of any amendment to this 2005-A SUBI Supplement, the Servicer shall provide each Rating Agency, the Trust Certificateholder, the Transferor, the Owner Trustee and the Indenture Trustee with written notice of the substance of such amendment. No later than 10 Business Days after the execution of any amendment to this 2005-A SUBI Supplement, the Servicer shall furnish a copy of such amendment to each Rating Agency, the Cap Provider, The Trust, the Trust Certificateholder, the Indenture Trustee and the Owner Trustee.

         (g) Prior to the execution of any amendment to this 2005-A SUBI Supplement, the Servicer shall provide an Opinion of Counsel to the Trustee to the effect that after such amendment, for federal income tax purposes, the Titling Trust will not be treated as an association (or a publicly traded partnership) taxable as a corporation and the Notes will properly be characterized as indebtedness that is secured by the assets of the Trust.


         (h) None of U.S. Bank National Association, as trustee of NILT Trust and as Trust Agent, NILT, Inc., nor the Indenture Trustee shall be under any obligation to ascertain whether a Rating Agency Condition has been satisfied with respect to any amendment. When the Rating Agency Condition is satisfied with respect to such amendment, the Servicer shall deliver to a Responsible Officer of U.S. Bank National Association and the Indenture Trustee an Officer's Certificate to that effect, and U.S. Bank National Association and the Indenture Trustee may conclusively rely upon the Officer's Certificate from the Servicer that a Rating Agency Condition has been satisfied with respect to such amendment.


         Section 15.02 Governing Law. This 2005-A SUBI Supplement shall be created under and governed by and construed under the internal laws of the State of Delaware, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 15.03 Notices. The notice provisions of Section 8.03 of the Titling Trust Agreement shall apply equally to this 2005-A SUBI Supplement. A copy of each notice or other writing required to be delivered to the Trustee pursuant to the SUBI Trust Agreement also shall be delivered to (i) the Owner Trustee at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890 (telecopier no. (302) 651-8882), Attention:
Corporate Trust Administration; (ii) the Servicer at 990 West 190th Street, Torrance, California 90502 (telecopier no. (310) 324-2542), Attention:
Treasurer; (iii) the Trust Agent at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention: NILT Inc. (telecopier no. (312) 325-8905); or (iv) at such other address as shall be designated by any of the foregoing in written notice to the other parties hereto.

         Section 15.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this 2005-A SUBI Supplement (including any amendment hereto) shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this 2005-A SUBI Supplement, as the same may be amended, and shall in no way affect the validity or enforceability of the other provisions of the SUBI Trust Agreement or of the 2005-A SUBI Certificate or the rights of the Registered Pledgees thereof. To the extent permitted by applicable law, the parties hereto waive any provision of law that renders any covenant, agreement, provision, or term of this 2005-A SUBI Supplement invalid or unenforceable in any respect.

         Section 15.05 Effect of Supplement on Titling Trust Agreement.

         (a) Except as otherwise specifically provided herein or unless the context otherwise requires, (i) the parties hereto shall continue to be bound by all provisions of the Titling Trust Agreement, (ii) all references in the Titling Trust Agreement to the Titling Trust Agreement shall be to the SUBI Trust Agreement and (iii) the provisions set forth herein shall operate either as additions to or modifications of the existing obligations of the parties under the Titling Trust Agreement, as the context may require. In the event of any conflict between this 2005-A SUBI Supplement and the Titling Trust Agreement in respect of the 2005-A SUBI, the provisions of this 2005-A SUBI Supplement shall prevail with respect to the 2005-A SUBI only.

         (b) For purposes of determining the obligations of the parties hereto under this 2005-A SUBI Supplement with respect to the 2005-A SUBI, except as otherwise indicated by the context, general references in the Titling Trust Agreement to (i) a SUBI Account shall be deemed to refer more specifically to a 2005-A SUBI Account, (ii) a SUBI shall be deemed to refer more specifically to the 2005-A SUBI, (iii) a SUBI Collection Account shall be deemed to refer more specifically to the 2005-A SUBI Collection Account, (iv) a SUBI Asset shall be deemed to refer more specifically to a 2005-A SUBI Asset, (v) a SUBI Supplement shall be deemed to refer more specifically to this 2005-A SUBI Supplement and
(vi) a Servicing Supplement shall be deemed to refer more specifically to the 2005-A Servicing Supplement.

         Section 15.06 No Petition. Each of the parties hereto and each Holder of a 2005-A SUBI Certificate, and each Registered Pledgee, by acceptance of a 2005-A SUBI Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against the Grantor, the Transferor, the Trustee, the Titling Trust, the Issuer, any Special Purpose Affiliate or any Beneficiary, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law. This Section shall survive the complete or partial termination of this 2005-A SUBI Supplement, the resignation or removal of the Trustee under the SUBI Trust Agreement and the complete or partial resignation or removal of the Servicer under the SUBI Trust Agreement or the Servicing Agreement.

                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the Grantor and UTI Beneficiary, the Servicer, the Trustee, the Delaware Trustee and, solely for the limited purposes set forth in Sections 14.01, 14.02, 14.03 and 14.04, the Trust Agent, have caused this 2005-A SUBI Supplement to be duly executed by their respective officers as of the day and year first above written.

                                   NILT TRUST, as Grantor and UTI Beneficiary

                                   By:      U.S. BANK NATIONAL ASSOCIATION,
                                            as Managing Trustee

                                            By:  _______________________________
                                            Name:
                                            Title:



                                   NISSAN MOTOR ACCEPTANCE
                                   CORPORATION, as Servicer

                                   By:      ____________________________________
                                            Name:  Steven R. Lambert
                                            Title:  President



                                   NILT, INC., as Trustee

                                   By:      ____________________________________
                                            Name:
                                            Title



                                   WILMINGTON TRUST COMPANY, as Delaware
                                   Trustee

                                   By:      ____________________________________
                                            Name:
                                            Title:



                                   U.S. BANK NATIONAL ASSOCIATION, as Trust
                                   Agent

                                   By:      ____________________________________
                                            Name:
                                            Title:

         Receipt of this original counterpart of this 2005-A SUBI Supplement is hereby acknowledged on this __ day of ________ 2005.

                                   U.S. BANK NATIONAL ASSOCIATION, as
                                   Indenture Trustee

                                   By:      ____________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT A

                  SCHEDULE OF 2005-A LEASES AND 2005-A VEHICLES

                                                                       EXHIBIT B

                         FORM OF 2005-A SUBI CERTIFICATE

         THIS 2005-A SUBI CERTIFICATE MAY NOT BE TRANSFERRED OR ASSIGNED EXCEPT UPON THE TERMS AND SUBJECT TO THE CONDITIONS SPECIFIED HEREIN

                              NISSAN - INFINITI LT

             2005-A SPECIAL UNIT OF BENEFICIAL INTEREST CERTIFICATE

                  evidencing a fractional undivided interest in the 2005-A SUBI Assets of Nissan-Infiniti LT, a statutory trust organized pursuant to the Delaware Statutory Trust Act (the "Titling Trust").

                  (This Certificate does not represent any interest in the UTI Assets or any Other SUBI Assets of the Trust or an obligation, of, or interest in, NILT Trust, Nissan Motor Acceptance Corporation, NILT, Inc. or any of their respective Affiliates.)

         THIS 2005-A SUBI CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS 2005-A SUBI CERTIFICATE, AGREES THAT THIS 2005-A SUBI CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, INCLUDING PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS.

         THIS 2005-A SUBI CERTIFICATE (OR ANY INTEREST HEREIN) MAY NOT BE ACQUIRED BY OR ON BEHALF OF (I) AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, (II) A "PLAN" AS DEFINED IN SECTION 4975 OF INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(III) ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING.

No. R-___

evidencing a 100% interest in all 2005-A SUBI Assets (as defined below).

         This 2005-A Special Unit of Beneficial Interest Certificate does not represent an interest in or obligation of Nissan Motor Acceptance Corporation, NILT, Inc. or any of their respective affiliates.

         THIS CERTIFIES THAT ________________ is the registered owner of a nonassessable, fully-paid, 100% beneficial interest in the 2005-A SUBI Assets owned by the Titling Trust.

         The Titling Trust was created pursuant to the Amended and Restated Trust and Servicing Agreement, dated as of August 26, 1998 as amended, supplemented or otherwise modified from time to time, (the "Titling Trust Agreement"), among NILT Trust, as grantor and initial beneficiary (in such capacities, the "Grantor" and the "UTI Beneficiary," respectively), NILT, Inc., as trustee (the "Trustee"), Nissan Motor Acceptance Corporation, as servicer (the "Servicer"), Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee"), and U.S. Bank National Association, as trust agent (the "Trust Agent").

         This certificate is a duly authorized 2005-A SUBI Certificate, and is issued under and is subject to the terms, provisions and conditions of the Titling Trust Agreement and the 2005-A SUBI Supplement thereto, dated as of __________, 2005 (the "2005-A SUBI Supplement" and, together with the Titling Trust Agreement, the "SUBI Trust Agreement"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement of Definitions, dated as of __________, 2005, by and among Nissan Auto Lease Trust 2005-A, as issuer, (the "Issuer") NILT Trust, as Grantor and UTI Beneficiary, the Titling Trust, Nissan Motor Acceptance Corporation, in its individual capacity, as servicer and administrative agent, Nissan Auto Leasing LLC II (the "Transferor"), NILT, Inc., as trustee to the Titling Trust, Wilmington Trust Company, as owner trustee and Delaware trustee, and U.S. Bank National Association, as trust agent and indenture trustee. By acceptance of this 2005-A SUBI Certificate, the Holder hereof assents to the terms and conditions of the SUBI Trust Agreement and agrees to be bound thereby. A summary of certain of the pertinent provisions of the SUBI Trust Agreement is set forth below.

         The assets of the Titling Trust allocated to the 2005-A SUBI will generally consist of (i) cash capital, (ii) the 2005-A Leases (iii) the 2005-A Vehicles, (iv) certain related Trust Assets and (v) all of the Titling Trust's rights thereunder, including the right to proceeds arising therefrom or in connection therewith.

         Under the Titling Trust Agreement, from time to time the UTI Beneficiary may direct the Trustee to issue to or upon the order of the UTI Beneficiary one or more certificates (each, a "SUBI Certificate") representing a beneficial interest in certain specified Leased Vehicles, Leases and related Trust Assets (such assets, the "SUBI Assets"). Upon the issuance of the SUBI Certificates relating to the SUBI Assets, the beneficial interest in the Titling Trust and the Trust Assets represented by the UTI shall be reduced by the amount of the Trust Assets represented by such SUBI Certificates. This certificate was issued pursuant to the 2005-A SUBI Supplement and represents a 100% beneficial interest in the 2005-A SUBI Assets.

         The UTI and the 2005-A SUBI shall each constitute a separate series of the Titling Trust pursuant to Section 3806(b)(2) of the Delaware Statutory Trust Act for which separate and distinct records shall be maintained. The 2005-A SUBI Certificate and the interest in the 2005-A

SUBI represented thereby constitutes a "security" within the meaning of Section 8-102(a)(15) of the Delaware UCC and a "certificated security" within the meaning of Section 8-102(a)(4) of the Delaware UCC.

         The 2005-A SUBI Supplement may be amended by the parties thereto upon the terms and subject to the conditions set forth in the 2005-A SUBI Supplement.

         The Holder, by acceptance of this 2005-A SUBI Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Grantor, the Transferor, the Trustee, the Titling Trust, the Issuer, any Beneficiary, any Special Purpose Affiliate, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceedings under any federal or state bankruptcy or similar law. Such covenant shall survive the termination of the SUBI Trust Agreement, the resignation or removal of the Trustee under the SUBI Trust Agreement or the complete or partial resignation of the Servicer under the SUBI Trust Agreement or the Servicing Agreement.

         The Holder hereof hereby (i) expressly waives any claim it may have to any proceeds or assets of the Trustee and to all of the Trust Assets other than those from time to time included within the 2005-A SUBI as 2005-A SUBI Assets and those proceeds or assets derived from or earned by such 2005-A SUBI Assets and (ii) expressly subordinates in favor of the Holder of any certificate evidencing an Other SUBI or a UTI Certificate any claim to any Other SUBI or UTI Assets that, notwithstanding the waiver contained in clause (i), may be determined to exist.

         The Trustee shall keep the certificate register with respect to this 2005-A SUBI Certificate, and the Holder of this 2005-A SUBI Certificate shall notify the Trustee of any change of address or instructions on the distribution of funds.

         The 2005-A SUBI shall be deemed dissolved solely with respect to the 2005-A SUBI Assets, and not as to any Trust Assets allocated to any other Sub-Trust, upon the written direction to the Trustee by the Holder of the 2005-A SUBI Certificate to revoke and dissolve the 2005-A SUBI. So long as the Notes are outstanding, the 2005-A SUBI shall not be dissolved except (a) as required by law or (b) at the direction of the Holder of the 2005-A SUBI Certificate (but only with the consent of the Registered Pledgee); provided, however, upon any sale of the Owner Trust Estate pursuant to Section 5.04 of the Indenture, the Registered Pledgee shall have the right to direct the Holder of the 2005-A SUBI Certificate to dissolve the 2005-A SUBI in accordance with the provisions of the Indenture. Upon such dissolution of the Titling Trust with respect to the 2005-A SUBI and delivery of the 2005-A SUBI Certificate to the Trustee for cancellation, the Trustee shall distribute to the Holder of the 2005-A SUBI Certificate or its designee all 2005-A SUBI Assets and shall cause the Certificates of Title to the 2005-A Vehicles to be issued in the name of, or at the direction of, the Holder of the 2005-A SUBI Certificate (which may include reallocation of the 2005-A SUBI Assets relating to the 2005-A Vehicles to the
UTI). The Holder of the 2005-A SUBI Certificate to whom such 2005-A SUBI Assets relating to the 2005-A Vehicles are distributed shall pay or cause to be paid all applicable titling and registration fees and taxes.

         The Titling Trust or the UTI may terminate upon the terms and subject to the conditions set forth in the SUBI Trust Agreement.

         No SUBI or SUBI Certificate shall be transferred or assigned except to the extent specified in the SUBI Trust Agreement or in any related Supplement and, to the fullest extent permitted by applicable law, any such purported transfer or assignment other than as so specified shall be deemed null, void, and of no effect under the SUBI Trust Agreement. Notwithstanding the foregoing, any SUBI Certificate and the interest in the SUBI evidenced thereby may be (i) transferred, assigned or pledged to any Special Purpose Affiliate or (ii) transferred, assigned or pledged by the Related Beneficiary or a Special Purpose Affiliate to or in favor of (A) a trustee for one or more trusts or (B) one or more other entities, in either case solely for the purpose of securing or otherwise facilitating one or more Securitized Financings.

         This 2005-A SUBI Certificate shall be governed by and construed under the internal laws of the State of Delaware, without reference to its conflicts of law provisions.

         Unless this 2005-A SUBI Certificate shall have been executed by an authorized officer of the Trustee, by manual signature, this 2005-A SUBI Certificate shall not entitle the holder hereof to any benefit under the SUBI Trust Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, NILT, Inc., as Trustee of the Titling Trust and not in its individual capacity, has caused this 2005-A SUBI Certificate to be duly executed.

         Dated: ___________, 2005

                                            NISSAN-INFINITI LT

                                            By:      NILT, INC.,
                                                     as Trustee

         (SEAL)

                                            By:      ___________________________
                                                     Name:
                                                     Title:

         ATTEST:

__________________

         This is the 2005-A SUBI Certificate referred to in the within-mentioned Supplement.

                                            NILT, INC., as Trustee



                                            By:      ___________________________
                                                     Authorized Officer

         FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns unto ______________ the within 2005-A SUBI Certificate, and all rights thereunder, hereby irrevocably constituting and appointing _____________ as attorney to transfer said 2005-A SUBI Certificate on the books of the certificate registrar, with full power of substitution in the premises.

Dated:                                         By:______________________________
                                               Name:
                                               Title: